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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): January 8, 2007

                        Global Pari-Mutual Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Nevada                     000-32509                 88-0396452
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(State or other jurisdiction of      (Commission              (IRS Employer
incorporation or organization)       File Number)          Identification No.)


      1231 West Honeysuckle Lane
             Chandler, AZ                                          85248
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(Address of Principal Executive Offices)                        (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 302-8621
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                                       N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 1.01, 7.01, and 8.01 Entry into a Material Definitive Agreement, Regulation
FD Disclosure, Other Events

On May 9, 2008, the Royal Turf Club, Inc., a Nevada corporation (herein "RTCN") a wholly owned subsidiary of Global Pari-Mutuel Services, Inc. and ISI - Maritime/Islands, Ltd, (herein "ISI) a company located in Las Vegas, Nevada completed a thirty six month agreement wherein RTCN will provide:

     1.   Pari-mutuel wagering data services, through RTCN's Antigua Hub
     2. Contract execution, legal representation and regulatory compliance of the host racetracks
     3.   Pari-mutuel settlements and reconciliations
     4. Video streaming technology may be available and will be identified, if pratical, as an option for simulcast distribution of racing content to ISI locations.




                                    EXHIBITS


Exhibit Number
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99                  Agreement for Services between the Royal Turf Club, Inc. and
                    ISI - Maritime/Islands, Ltd.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Global Pari-mutuel Services, Inc.



Dated:  May 14, 2008                         By /s/ James A. Egide
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                                                James A. Egide
                                                Chief Executive Officer